UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 24, 2013

Pharma-Bio Serv, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-50956	20-0653570
(Commission File Number)	(I.R.S. Employer Identification No.)

6 Road 696, Dorado, Puerto Rico	00646
(Address of Principal Executive Offices)	(Zip Code)

(787) 278-2709
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 24, 2013, the board of directors (the "Board") of Pharma-Bio Serv, Inc. (the "Company") appointed Nélida Plaza ("Ms. N. Plaza") as Chief Operating Officer of the Company, effective January 1, 2014.  Ms. N. Plaza will also continue to serve as Secretary of the Company.  Ms. N. Plaza previously served as the Company's Acting President and Chief Executive Officer from January 2013 until December 31, 2013, Vice President of Operations of Pharma-Bio Serv PR, Inc. from January 2004 until December 31, 2013, and the Company's President of Puerto Rico Operations from December 2009 until December 31, 2013.

Also, on December 24, 2013, the Board appointed Elizabeth Plaza ("Ms. E. Plaza") as Principal Executive Officer of the Company for purposes of Securities and Exchange Commission reporting, effective January 1, 2014.  Ms. E. Plaza will also continue to serve as Chairman of the Board.

On December 31, 2013, the Company entered into a Consulting Agreement with Strategic Consultants International, LLC (the “Consultant”) and Ms. E. Plaza, effective as of January 1, 2014.  Pursuant to the Consulting Agreement, the Consultant will consult with the Board regarding the Company’s strategic initiatives, company services, management, operations and other matters as may be requested from time to time by the Board.  Pursuant to the Consulting Agreement, the Consultant will receive a monthly fee of $42,000 during the one year term of the Consulting Agreement.  Additionally, Ms. E. Plaza will receive a company automobile and such insurance as she was provided by the Company during her last year of employment with the Company.  The Consulting Agreement also included standard provisions relating to non-competition, confidentiality, and nondisparagement.  A copy of the Consulting Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by this reference.

Ms. N. Plaza's and Ms. E. Plaza's biographical information is included in the sections titled "Management" and "Election of Directors," respectively, in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2013 (the “Proxy Statement”) and is incorporated by reference into this Item 5.02.  Related party transaction information relating to Ms. E. Plaza is included in the sections titled “Employment Agreements – Elizabeth Plaza - Consulting Agreement” and “Certain Relationships and Related Transactions” in the Proxy Statement, and in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 23, 2013, and are incorporated by reference into this Item 5.02.  Ms. N. Plaza and Ms. E. Plaza are sisters.  Other than as described in those filings, there are no related party transactions between the Company and Ms. N. Plaza or Ms. E. Plaza, nor are there any other family relationships between the Company's directors or officers and Ms. N. Plaza or Ms. E. Plaza.

Item 9.01.  Financial Statements and Exhibits.
(d)

Exhibit No.	Exhibit Description
10.1	Consulting Agreement, effective January 1, 2014, between Pharma-Bio Serv Inc., Strategic Consultants International, LLC and Elizabeth Plaza.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA-BIO SERV, INC.

Date: December 31, 2013	By:	/s/ Pedro J. Lasanta
Pedro J. Lasanta
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Consulting Agreement, effective January 1, 2014, between Pharma-Bio Serv Inc., Strategic Consultants International, LLC and Elizabeth Plaza.